                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

       ------------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): JANUARY 27, 2004

                                    PTV, INC.
         ---------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           DELAWARE                        0-30673               13-4105887
-------------------------------------------------------------------------------
(State or Other Jurisdiction of    (Commission File Number)    (IRS Employer
Incorporation)                                               Identification No.)

                      37 PURCHASE STREET, RYE, NEW YORK           10580
-------------------------------------------------------------------------------
                 (Address of Principal Executive Offices)         (Zip Code)

Registrant's telephone number, including area code: (914) 921-1800

                                NTL EUROPE, INC.
   --------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

Press Release

On January 27, 2004, NTL Europe, Inc. issued the press release attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) and (b) Not Applicable

     (c)   Exhibit.   The following exhibit is filed with this report:

              99.1    Press Release, dated January 27, 2004, of NTL Europe, Inc.

     [remainder of page intentionally left blank; signature page follows]

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PTV, INC.
                                      (Registrant)


                                        By:   /s/ Jeffrey A. Brodsky
                                           -------------------------------------
                                           Name:  Jeffrey A. Brodsky
                                           Title: President and Chief
                                                   Executive Officer



Dated:  January 27, 2004

                                  EXHIBIT INDEX

Exhibit        Description
-------        -----------
99.1           Press Release, dated January 27, 2004, of NTL Europe, Inc.